
                                                                                                        Exhibit 99.1
                                                List of Transactions
                                                --------------------

                                           Securities Acquired or Disposed of   Amount of Securities    Ownership
                   Transaction Transaction ----------------------------------   Beneficially Owned      Form:
Title of Security     Date        Code       Amount   (A) or (D)   Price        Following Reported      Direct (D) or
-----------------     ----        ----       ------   ----------   -----        Transaction             Indirect (I)
                                                                                --------------------    -------------
                                                                                       61857
------------------ -----------  ---------  ----------- ---------- ------------  -------------------- -----------
Common Stock       05/31/2007      S          11200     D          58.00               50657             I
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/31/2007      S           2900     D          58.01               47757             I
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       05/31/2007      S            100     D          58.03               47657             I
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       05/31/2007      S           2800     D          58.04               44857             I
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/31/2007      S            200     D          58.05               44657             I
------------------ -----------  ---------  --------- ---------- ---------       ------------------- ------------
Common Stock       05/31/2007      S           2700     D          58.06               41957             I
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       05/31/2007      S            100     D          58.07               41857             I
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
                                       Total 20,000               $58.02
                                       ------------               ------
                                       ------------               ------
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